UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - January 12, 2004
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                      36-35544758
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(State of Incorporation)                             (I.R.S. Employer
                                                      Identification No.)


             706 North Deerpath Drive, Vernon Hills, Illinois 60061
         -------------------------------------------------------------
              (Address of principal executive offices)


Registrant's telephone number, including area code:           (847) 367-3400
                                                           -------------------




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Item 5.           Other Events.

On January 12, 2004, the Company announced that it has terminated its offer to exchange for each $1,000 principal amount of its senior subordinated notes tendered, either (i) $500 in cash and $250 principal amount of new 10% Convertible Notes due 2007, (ii) $1,250 principal amount of new convertible notes, or (iii) $650 in cash. The conditions precedent to completing the exchange offer set forth in the Offering Memorandum have not been met and the Company has therefore terminated the exchange offer. Any notes tendered and not withdrawn will be returned to holders.


The Company also announced that it has retained the services of Bridge Associates LLC, a nationally recognized restructuring firm, to assist the board of directors and senior management in developing and implementing strategies intended to secure the long term viability of its operations.




Item 7.           Financial Statements and Exhibits.
                  (c)      Exhibits
                           99.1 Press Release dated January 12, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    January 12, 2004

                                                  WICKES INC.



                                              By: /s/ James Hopwood
                                                  -----------------
                                                  James Hopwood
                                                  Chief Financial Officer